A Novel Pharmaceutical Platform Focused on Trapping Aldehydes September 2014 Exhibit 99.1

Forward-Looking Statements
• This presentation includes statements contains forward-looking statements that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,”
“believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements include, but are not limited to, statements about: our expectations regarding our expenses and revenue, the sufficiency of our cash resources and needs for additional financing; our anticipated growth strategies; our expectations regarding competition; the anticipated trends and challenges in our business and the market in which we operate; the timing and success of preclinical studies and clinical trials conducted by us and our development partners; the ability to obtain and maintain regulatory approval of our product candidates, and the labeling for any approved products; the scope, progress, expansion, and costs of developing and commercializing our product candidates; the size and growth of the potential markets for our product candidates and the ability to serve those markets; the rate and degree of market acceptance of any of our product candidates; our ability to establish and maintain development partnerships; our ability to attract or retain key personnel; our expectations regarding federal, state and foreign regulatory requirements; regulatory developments in the United States and foreign countries; and our ability to obtain and maintain intellectual property protection for our product candidates.
• Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Except as required by law, we assume no obligation to update these statements publicly, or to update the reasons actual results could differ materially from those anticipated in these statements, even if new information becomes available in the future.
• Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operation, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in our final prospectus filed under Rule 424(b)(4) with the
Securities and Exchange Commission on May 2, 2014 and in our subsequent filings with the Securities and Exchange Commission. In addition, even if our results of operation, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods.
• You should read carefully our filings with the Securities and Exchange Commission, including risk factors described therein, to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements.

Management and Directors
• Todd Brady, M.D., Ph.D. – President, CEO, and
Director
– 18 years of pharmaceutical business and
clinical development
– Domain Associates, Phenome Sciences,
(acquired by Xanthus/Antisoma), Aderis
Pharmaceuticals (acquired by Schwarz/UCB)
• Scott Young – Chief Operating Officer
– 28 years of pharmaceutical clinical
development
– Genzyme, Genetics Institute, Oxigene,
Repligen
• Steve Tulipano, CPA – Chief Financial Officer
– 27 years of financial experience
– Biogen, Javelin Pharmaceuticals
3
Board of Directors
Boyd Clarke – former CEO Aviron
(acquired by MedImmune)
Gary Phillips, M.D. – Chief Strategy
Officer Mallinckrodt Pharmaceuticals
Ben Bronstein, M.D. – former CEO
Peptimmune (acquired by Genzyme)
Neal Walker, D.O. – CEO Aclaris
Therapeutics
Marty Joyce – former CFO of Serono
USA
Jesse Treu, Ph.D. – Domain Associates
Todd Brady – CEO Aldeyra Therapeutics

Investment Highlights

Unique, Innovative Platform Technology to Trap Aldehydes
Orphan and mass-market diseases in which toxic aldehydes are implicated
Modest Funding Required for Multiple Clinical Events
Lead compound in two topical indications: one dermal and one ocular
Phase II/III results for Sjögren Larsson Syndrome (SLS) and Phase II results for acute anterior uveitis in 2015
Large Markets with Significant Unmet Medical Need
Markets for orphan indications alone are substantial, and positive data may suggest efficacy in a broad array of mass-market diseases
Strong Patent Portfolio of Compositions, Uses, and Formulations
Extend to late 2020s worldwide and to 2033 in US, assuming Hatch-Waxman extension
Marquee Investors Validate Opportunity
Johnson & Johnson Development Corporation, Fidelity, and Domain Associates –
one of the oldest and largest healthcare venture capital funds worldwide

Aldehydes Are
Mediators of Disease
•
Toxic mediators of numerous
diseases
•
Modify cellular constituents,
lead to indigestible
aggregates, and are pro-
inflammatory
•
Dehydrogenases attempt to
eliminate free aldehydes
•
High levels are implicated in
autoimmune, inflammatory,
neurological, cardiovascular
and endocrinologic diseases
5
Oxidation,
Metabolism
Free Aldehydes
Lipid, DNA, Protein,
Carbohydrate
Modification
Cytokine Release
NF-KB Activation

Aldehyde Traps:
A Novel Therapeutic Approach

Aldeyra’s lead aldehyde trap, NS2, appears to have minimal pharmacology; it does not seem to affect receptors or proteins.  No similar technology believed to be available.
Adduct
Transport
Aldehyde
Binding
Cellular
Disposal
Aldeyra’s compounds rapidly trap
free aldehydes
Trapped aldehydes are
transported to the lysosome
Drug and aldehydes are
metabolized within hours

Trapping Aldehydes Generates a Broad
Anti-Inflammatory Response

Mice treated with NS2 or
vehicle 30 minutes prior to
endotoxin exposure;
cytokines measured two
hours after endotoxin
exposure
** p<0.01
*** p<0.001
**
**
***
**
In an endotoxin model of cytokine generation in mice, NS2 administration significantly reduced levels of a broad array of pro-inflammatory cytokines.

NS2 Decreases Dermal
Inflammation in Animal Models
**
Vehicle
NS2
Vehicle
NS2
*
* p<0.05
** p<0.01
Murine Model of Contact Dermatitis (PMA)
6.5 hours after NS2 Administration
Murine Model of Allergic Dermatitis (Oxazolone)
24.5 hours after NS2 Administration
Single dose of NS2 has early and potent anti-inflammatory effect that reduces swelling in two different models of skin inflammation
150
50
0
100
150
50
0
100

NS2 Speeds Healing and Reduces
Scarring of Lesions in Animal Models

Vehicle
NS2
p=0.01
Day
6                     21                   36
p=0.1
NS
2
Vehicle
None
Minimal
Mild
Marked
Moderate
Severe
Hamster cheek pouch radiation-induced oral mucositis
NS2 speeds lesion healing and reduces scarring in a model of skin and eye disease
2
3
1
0

NS2 Protects a Key Lipid Relevant to
Skin and Eye Disease in Cell Systems
Aldehyde-
Damaged
Lipid
Control
Aldehyde
NS2+Aldehyde
Human Skin Cells
Aldehyde-
Damaged
Lipid
Normal
Cells
SLS
Mutants
SLS Mutants +
NS2
p<0.01
p<0.01
NS2 prevents aldehyde-mediated damage of lipid that is critical to dermal moisture barrier and ocular tear integrity

NS2 Traps Aldehydes Generated by Dry
Conditions in Human Tissue

Malondialdehyde concentration in human
tissues after 72 hours of NS2
Dry Tissue + NS2
Eye Drop
Normal Tissue Dry Tissue
p < 0.01
0
5
10
15
20
25
30
0
2
4
6
8
10
12
Dry Tissue + NS2
Dermatologic
Normal Tissue Dry Tissue
p < 0.05
Human Ocular Tissue
Human Skin Tissue
Potential to reduce aldehyde-mediated damage in diseases characterized by dry tissue
(Including Sjögren-Larsson Syndrome and Ocular Rosacea with Meibomian Gland Dysfunction)

NS2 Summary of Efficacy:
Multiple Mechanisms of Action

NS2
Lipid Protection
Anti-fibrotic
Lesion Healing
Anti- inflammatory
Decreased
Aldehyde
Load
The same biological mechanisms may apply to many orphan and prevalent diseases.

Positive NS2 Eye Drop
Phase I Results
o
48 healthy volunteers
o
Double-blinded and placebo controlled
o
Two treatment stages for two drug concentrations:
-
Single day 0.25% & 0.5% bid &
qid
-
Seven day 0.25% & 0.5% qid
o
Eye drops were well tolerated in all treatment groups
o
No plasma exposure detected by LC-MS/MS (<5 ng/ml)

NS2 is Phase II-ready as an eye drop

Acute Anterior Uveitis: A Rare
Inflammatory Ocular Disease

Uveitis
Acute anterior
ocular
inflammation
Pain,
photophobia,
loss of vision
Estimated
25,000 US
patients/year
Aldehydes are inflammatory mediators of ocular diseases, and can lead to degradation of tear quality

Anticipated Clinical Trial
Designs for Ocular Disease
Formulation
Control
Total Patients
Treatment Time
Endpoints
15
Acute Anterior
Uveitis
Eye Drop
Active 1:1:1
45 Patients
8  weeks
Cell Counts, Symptoms

Sjögren-Larsson Syndrome (SLS):
Orphan Disease with No Therapy

(1) Extrapolating from a Swedish estimate, it is generally assumed that there are approximately 1,000 SLS patients in the United
States and a greater number of SLS patients in Europe.
Orphan disease caused
by mutation in Fatty
Aldehyde
Dehydrogenase, leading
to high levels of toxic
aldehydes
Symptoms include
severe skin thickening
(ichthyosis), retinal
disease, and
neurological disorders
Diagnosed at birth, but
no approved therapy
that addresses disease;
patients survive into
50s
Estimated 0.4
births/100,000 = about
1000 patients in US and
a greater number in
Europe (1)
Therapeutic aldehyde trap
would be analogous to an
enzyme replacement therapy

Anticipated Clinical Trial
Designs For Dermatologic Disease
Formulation
Control
Total Patients
Treatment Time
Endpoints
17
Sjögren-Larsson
Syndrome
Dermal Topical
Placebo 1:1
Visual Rating
12 Patients
8  weeks

Unmet Medical Need for Our
Clinical Indications

Market demand is substantial for a novel therapy that is safe and effective in the indications that we intend to develop
There is no FDA-approved therapy for Sjögren-
Larsson Syndrome
Therapies for acute anterior uveitis are
associated with significant side effects

Orphan Topical: Attractive Pricing,
Large Market

Total US SLS market: ~$200M
Payer research
confirms similar or
higher pricing for a
topical SLS therapy
Estimated
>$200,000
per year
Twice per day
treatment
25% of body
surface area
treated
Orphan
Topical Pricing
for Cutaneous
Lymphoma

Intellectual Property Portfolio:
Composition of Matter into the 2030s

*Pending in Brazil, India
Formulation
Composition
Method
Topical
dosing
Uses for aldehyde traps in
diseases
NS2 to 2033 in US, assuming Hatch-
Waxman extension;  Issued or allowed
worldwide*

Orphan Disease Company
Valuation Comparables

Orphan disease-focused biotechnology companies are highly valued, but Aldeyra has potential to expand to prevalent diseases as well.
Data as of 8/26/14
(1) INDs anticipated by end of 2014, pending FDA review, among other contingencies.
(1)
Company Stage
Diseases in
Phase II or III
Clinical Trials
Valuation
Aldeyra Therapeutics (ALDX) Phase II 2 $23M
Bluebird Bio (BLUE) Phase II 2 $1.1B
Sarepta Therapeutics (SRPT) Phase II 1 $950M
Ultragenyx (RARE) Phase II 2 $1.7B
Synageva BioPharma (GEVA) Phase III 1 $2.6B
Intercept Pharmaceuticals (ICPT) Phase III 4 $6.4B

Post-IPO Updates
• Closed IPO on May 7, 2014 raising gross proceeds of $12M
• Proceeds from IPO to be used to complete two clinical trials and expected to provide working capital through 2015
• 2014 Society for Investigational Dermatology poster on novel treatment for dry skin and eye diseases selected for Late
Breaking and Industry Review sessions
• Clinical development timelines remain on track
• Team expansion completed thru 2015

Investment Highlights

Marquee Investors Validate Opportunity
Strong Patent Portfolio of Compositions, Uses, and Formulations
Large Markets with Significant Unmet Medical Need
Modest Funding Required for Multiple Clinical Events
Unique, Innovative Platform Technology to Trap Aldehydes
Orphan and mass-market diseases in which toxic aldehydes are implicated
Lead compound in two topical indications: one dermal and one ocular
Phase II/III results for Sjögren Larsson Syndrome (SLS) and Phase II results for acute anterior uveitis in 2015
Markets for orphan indications alone are substantial, and positive data may suggest efficacy in a broad array of mass-market diseases
Extend to late 2020s worldwide and to 2033 in US, assuming Hatch-Waxman extension
Johnson & Johnson Development Corporation, Fidelity, and Domain Associates –
one of the oldest and largest healthcare venture capital funds worldwide